Exhibit (h.10)

EXHIBIT A

List of Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets Equity Factor ETF
iShares ESG Aware MSCI EM ETF iShares Euro High Yield Corporate Bond USD Hedged ETF
iShares J.P. Morgan EM Corporate Bond ETF iShares J.P. Morgan EM High Yield Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF iShares MSCI Agriculture Producers ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF iShares MSCI BIC ETF
iShares MSCI Brazil ETF
iShares MSCI Canada ETF iShares MSCI Chile ETF iShares MSCI Emerging Markets Asia ETF iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF iShares MSCI Emerging Markets Min Vol Factor ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Germany ETF iShares MSCI Global Gold Miners ETF iShares MSCI Global Metals & Mining Producers ETF iShares MSCI Global Min Vol Factor ETF iShares MSCI Global Silver and Metals Miners ETF
iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea ETF
iShares MSCI Spain ETF

iShares MSCI Sweden ETF
iShares MSCI Switzerland ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF iShares MSCI World ETF
iShares US & Intl High Yield Corp Bond ETF iShares U.S. Power Infrastructure ETF

iShares Trust

iShares 0-1 Year TIPS Bond ETF iShares 0–1 Year Treasury Bond ETF iShares 0-3 Month Treasury Bond ETF
iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 1-10 Year Treasury Bond ETF
iShares 1-5 Year Investment Grade Corporate Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Investment Grade Corporate Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF iShares 20+ Year Treasury Bond ETF iShares 25+ Year Treasury STRIPS Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares BBB Rated Corporate Bond ETF
iShares BB Rated Corporate Bond ETF
iShares Biotechnology ETF
iShares Blockchain and Tech ETF
iShares Breakthrough Environmental Solutions ETF iShares Broad USD Floating Rate Loan ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF iShares Climate Conscious & Transition MSCI USA ETF
iShares CMBS ETF
iShares Convertible Bond ETF iShares Copper and Metals Mining ETF
iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core 30/70 Conservative Allocation ETF iShares Core 40/60 Moderate Allocation ETF iShares Core 60/40 Balanced Allocation ETF iShares Core 80/20 Aggressive Allocation ETF
iShares Core Dividend ETF iShares Core Dividend Growth ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core Universal USD Bond ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
iShares Cybersecurity and Tech ETF iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Environmental Infrastructure and Industrials ETF

iShares Energy Storage & Materials ETF

iShares Environmentally Aware Real Estate ETF

iShares ESG Advanced High Yield Corporate Bond ETF

iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Universal USD Bond ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware 30/70 Conservative Allocation ETF
iShares ESG Aware 40/60 Moderate Allocation ETF
iShares ESG Aware 60/40 Balanced Allocation ETF
iShares ESG Aware 80/20 Aggressive Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF iShares ESG Aware MSCI USA Growth ETF

iShares ESG Aware MSCI USA Small-Cap ETF iShares ESG Aware MSCI USA Value ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI KLD 400 ETF iShares ESG MSCI USA Leaders ETF
iShares ESG Optimized MSCI USA Min Vol Factor ETF
iShares ESG Optimized MSCI USA ETF iShares ESG Select Screened S&P 500 ETF iShares ESG Select Screened S&P Mid-Cap ETF iShares ESG Select Screened S&P Small-Cap ETF
iShares Euro Investment Grade Corporate Bond USD Hedged ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Future AI & Tech ETF
iShares Future Exponential Technologies ETF
iShares Future Metaverse Tech and Communications ETF
iShares Genomics Immunology and Healthcare ETF iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Equity Factor ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF
iShares High Yield Systematic Bond ETF
iShares iBonds 1-5 Year Corporate Ladder ETF iShares iBonds 1-5 Year High Yield and Income Ladder ETF iShares iBonds 1-5 Year TIPS Ladder ETF iShares iBonds 1-5 Year Treasury Ladder ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF

iShares iBonds 2028 Term High Yield and Income ETF

iShares iBonds 2029 Term High Yield and Income ETF

iShares iBonds 2030 Term High Yield and Income ETF

iShares iBonds 2031 Term High Yield and Income ETF

iShares iBonds 2032 Term High Yield and Income ETF

iShares iBonds 2033 Term High Yield and Income ETF

iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF iShares iBonds Dec 2028 Term Treasury ETF

iShares iBonds Dec 2029 Term Corporate ETF

iShares iBonds Dec 2029 Term Muni Bond ETF

iShares iBonds Dec 2029 Term Treasury ETF

iShares iBonds Dec 2030 Term Corporate ETF

iShares iBonds Dec 2030 Term Muni Bond ETF

iShares iBonds Dec 2030 Term Treasury ETF

iShares iBonds Dec 2031 Term Corporate ETF iShares iBonds Dec 2031 Term Muni Bond ETF

iShares iBonds Dec 2031 Term Treasury ETF

iShares iBonds Dec 2032 Term Corporate ETF

iShares iBonds Dec 2032 Term Muni Bond ETF

iShares iBonds Dec 2032 Term Treasury ETF

iShares iBonds Dec 2033 Term Corporate ETF

iShares iBonds Dec 2033 Term Muni Bond ETF

iShares iBonds Dec 2033 Term Treasury ETF

iShares iBonds Dec 2034 Term Corporate ETF

iShares iBonds Dec 2034 Term Muni Bond ETF

iShares iBonds Dec 2034 Term Treasury ETF

iShares iBonds Dec 2035 Term Corporate ETF

iShares iBonds Dec 2035 Term Muni Bond ETF

iShares iBonds Dec 2035 Term Treasury ETF

iShares iBonds Dec 2036 Term Corporate ETF

iShares iBonds Dec 2036 Term Treasury ETF

iShares iBonds Dec 2044 Term Treasury ETF iShares iBonds Dec 2045 Term Treasury ETF iShares iBonds Dec 2046 Term Treasury ETF
iShares iBonds Dec 2054 Term Treasury ETF iShares iBonds Dec 2055 Term Treasury ETF iShares iBonds Dec 2056 Term Treasury ETF
iShares iBonds Oct 2026 Term TIPS ETF
iShares iBonds Oct 2027 Term TIPS ETF
iShares iBonds Oct 2028 Term TIPS ETF
iShares iBonds Oct 2029 Term TIPS ETF

iShares iBonds Oct 2030 Term TIPS ETF
iShares iBonds Oct 2031 Term TIPS ETF
iShares iBonds Oct 2032 Term TIPS ETF
iShares iBonds Oct 2033 Term TIPS ETF iShares iBonds Oct 2034 Term TIPS ETF iShares iBonds Oct 2035 Term TIPS ETF iShares iBonds Oct 2036 Term TIPS ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Real Estate ETF iShares International Developed Small Cap Value Factor ETF iShares International Dividend Growth ETF iShares International Equity Factor ETF
iShares International Select Dividend ETF
iShares International Small-Cap Equity Factor ETF
iShares International Treasury Bond ETF

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

iShares Investment Grade Systematic Bond ETF

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares Large Cap 10% Target Buffer Mar ETF

iShares Large Cap 10% Target Buffer Jun ETF

iShares Large Cap 10% Target Buffer Sep ETF

iShares Large Cap 10% Target Buffer Dec ETF

iShares Large Cap Accelerated Outcome ETF

iShares Large Cap Max Buffer Mar ETF

iShares Large Cap Max Buffer Jun ETF

iShares Large Cap Max Buffer Sep ETF

iShares Large Cap Max Buffer Dec ETF

iShares LifePath Retirement ETF

iShares LifePath Target Date 2030 ETF

iShares LifePath Target Date 2035 ETF

iShares LifePath Target Date 2040 ETF

iShares LifePath Target Date 2045 ETF

iShares LifePath Target Date 2050 ETF

iShares LifePath Target Date 2055 ETF

iShares LifePath Target Date 2060 ETF

iShares LifePath Target Date 2065 ETF

iShares LifePath Target Date 2070 ETF

iShares Lithium Miners and Producers ETF

iShares Long-Term National Muni Bond ETF iShares Low Carbon Optimized MSCI ACWI ETF
iShares MBS ETF
iShares Micro-Cap ETF

iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF iShares Morningstar U.S. Equity ETF iShares Morningstar Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Multisector Tech ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Quality Factor ETF
iShares MSCI Emerging Markets Value Factor ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF iShares MSCI Global Quality Factor ETF iShares MSCI Global Sustainable Development Goals ETF iShares MSCI India ETF iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF
iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Value ETF
iShares MSCI Kokusai ETF iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF iShares MSCI Norway ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA Min Vol Factor ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF iShares MSCI USA Quality GARP ETF iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF iShares MSCI USA Small-Cap Quality Factor ETF iShares MSCI USA Value Factor ETF iShares MSCI World Small-Cap ETF
iShares National Muni Bond ETF iShares Nasdaq-100 ex Top 30 ETF iShares Nasdaq Top 30 Stocks ETF iShares Neuroscience and Healthcare ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares Paris-Aligned Climate Optimized MSCI USA ETF
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
iShares Preferred and Income Securities ETF
iShares Residential and Multisector Real Estate ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 BuyWrite ETF iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF iShares S&P 500 3% Capped ETF iShares S&P 500 BuyWrite ETF
iShares S&P 500 ex S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF
iShares Select U.S. REIT ETF
iShares Self-Driving EV and Tech ETF
iShares Semiconductor ETF
iShares Short-Term National Muni Bond ETF
iShares Systematic Bond ETF
iShares Texas Equity ETF
iShares TIPS Bond ETF iShares Top 20 U.S. Stocks ETF
iShares Total USD Fixed Income Market ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF iShares U.S. Digital Infrastructure and Real Estate ETF
iShares U.S. Energy ETF iShares U.S. Equity Factor ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF iShares U.S. Manufacturing ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Small-Cap Equity Factor ETF
iShares U.S. Technology ETF
iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF
iShares U.S. Transportation ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF iShares US Small Cap Value Factor ETF iShares USD Green Bond ETF
iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF
iShares Inflation Hedged Corporate Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Interest Rate Hedged Long-Term Corporate Bond ETF iShares Interest Rate Hedged U.S. Aggregate Bond ETF
iShares Short Duration Bond Active ETF iShares Short Maturity Municipal Bond Active ETF
iShares Transition-Enabling Metals ETF
iShares U.S. Consumer Focused ETF
iShares U.S. Tech Independence Focused ETF
iShares Ultra Short Duration Bond Active ETF